SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Diversified Market Neutral Fund
(formerly DWS Disciplined Market Neutral Fund)

The following information replaces similar disclosure contained in APPENDIX I-D – PORTFOLIO MANAGEMENT under the headings “Fund Ownership of Portfolio Managers” and “Conflicts of Interest” in Part I of the Fund’s Statement of Additional Information:

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all US registered DWS Funds advised by Deutsche Investment Management Americas Inc. (DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of April 30, 2013.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

Chris Umscheid Owen Fitzpatrick	$0 $0	$0 $500,001 - $1,000,000
Pankaj Bhatnagar	$0	$10,001 - $50,000
Timothy E. Heffernan	$0	N/A
Graham Kitchen	$0	N/A

Conflicts of Interest

In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of the fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of April 30, 2013.

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Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Chris Umscheid Owen Fitzpatrick	0 3	$0 $2,417,277,917	0 0	$0 $0
Pankaj Bhatnagar	0	$0	0	$0
Timothy E. Heffernan	1	$10,367,835	1	$10,367,835
Graham Kitchen	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

Chris Umscheid Owen Fitzpatrick	0 2	$0 $353,000,000	0 0	$0 $0
Pankaj Bhatnagar	1	$26,500,000	0	$0
Timothy E. Heffernan	2	$144,604,475	1	$117,781,902
Graham Kitchen	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Chris Umscheid Owen Fitzpatrick	0 24	$0 $478,859,984	0 0	$0 $0
Pankaj Bhatnagar	2	$95,332,739	0	$0
Timothy E. Heffernan	0	$0	0	$0
Graham Kitchen	0	$0	0	$0

The following disclosure is added to the “Part II: APPENDIX II-B – PORTFOLIO MANAGEMENT COMPENSATION” in Part II of the Fund’s Statement of Additional Information:

For funds advised by Henderson Alternative Investment Advisor Limited

Compensation. The following is a summary of the compensation received by Henderson’s investment professionals for all accounts managed and not just for the Fund. Henderson’s investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

•	Pre-defined, objective, measurable investment performance

•	Performance goals that are ambitious, but attainable

•	The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio’s risk return parameters.

The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. “Profitable asset growth” refers to the increase in adviser revenues generated less the increase in costs. It is typically calculated per adviser team on a calendar year basis. Members of the relevant team receive a share of this growth, which is typically paid over a three year period.

Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Currently, the Fund does not charge performance-related fees.

A summary of the compensation package is as follows:

•	Basic Salaries: in line with or better than the industry average

•
Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

•	Growth Equity Bonus Plan: the GEB is based on a team’s contribution to a rise in profits, it is designed to reward profitable asset growth

•	Long Term Incentive Plan: as described above

•	Employee Share Plans: from year to year, managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson

Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance. If a performance-related fee applies, compensation is based solely on performance and its terms are made public in the fund’s relevant disclosure document (i.e., prospectus or offering memorandum). Performance-related fees may vary from fund to fund but are typically measured over a one year period and compare the fund’s returns to either (i) a peer group, (ii) an index or (iii) an absolute return.

Conflicts. Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in Henderson by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson’s clients. The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio manager responsible for managing the Fund may currently or in the future also manage one or more other accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio manager may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for the portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

For funds advised by Pyramis Global Advisors, LLC

Compensation

Pyramis portfolio managers receive compensation for their services. The portfolio manager’s compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis, FMR (Pyramis’ ultimate parent company) or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, if applicable and (ii) the investment performance of other Pyramis equity accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group, if applicable. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of the strategy is based on the pre-tax investment performance of the strategy measured against the Fund’s benchmark, and the pre-tax investment performance of the strategy within the peer group.  The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp, the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Conflicts

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Please Retain This Supplement for Future Reference

July 19, 2013
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